Victory Portfolios III
Victory Extended Market Index Fund
(formerly, USAA® Extended Market Index Fund)
Victory 500 Index Fund
(formerly, USAA® 500 Index Fund)
Supplement dated September 29, 2023
to the Prospectus dated September 1, 2023 (“Prospectus”)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT OBJECTIVE AND POLICY
The Victory Portfolios III Board of Trustees approved changes to the investment objective and principal investment strategy for the Victory Extended Market Index Fund and changes to the principal investment strategy for the Victory 500 Index Fund. Effective on or about December 1, 2023 (the “Effective Date”), VettaFi LLC will administer, calculate, and publish the Victory Extended Market Index, the new index that the Victory Extended Market Index Fund seeks to track, and the Victory US Large Cap 500 Index, the index the Victory 500 Index Fund seeks to track.
Accordingly, on the Effective Date, the Victory Extended Market Index Fund will revise its investment objective and principal investment strategy as described below.
1.
With respect to the Victory Extended Market Index Fund, the disclosure found under the “Investment Objective” section on page 1 of the Prospectus is deleted in its entirety and replaced with the following:
The Victory Extended Market Index Fund (the “Fund”) seeks to match, before fees and expenses, the performance of all small- and mid-cap stocks as measured by the Victory Extended Market Index (the “Index”).
2.
With respect to the Victory Extended Market Index Fund, the second paragraph found under the “Principal Investment Strategy” section on page 2 of the Prospectus is deleted in its entirety and replaced with the following:
The Index is a market-cap weighted index consisting of the small- and mid-cap companies in the U.S. equity market. The Index consists of the securities within the VettaFi US Equity 3000 IndexSM (“Parent Index”) after eliminating the largest 500 companies. The Parent Index measures the performance of the largest 3000 U.S. equity securities with readily available price data. The number of securities in the Index fluctuates and may be more or less than 2,500. As of August 31, 2023, the market capitalization range of the companies included in the Index was between $20 million and less than $15 billion. The size of companies in the Index changes with market conditions and the composition of the Index.

3.
With respect to the Victory Extended Market Index Fund, the average annual total return table found under the “Investment Performance” section on page 4 of the Prospectus is deleted in its entirety and replaced with the following:
Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	-24.03%	5.89%	9.86%
FUND SHARES After Taxes on Distributions	-25.50%	4.01%	8.08%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	-13.19%	4.66%	7.88%
Indices
Victory Extended Market Index reflects no deduction for fees, expenses, or taxes[1]	-19.90%	3.64%	8.15%
Wilshire 4500 Completion Index reflects no deduction for fees, expenses, or taxes	-23.86%	6.20%	10.62%
Russell 3000® Index reflects no deduction for fees, expenses, or taxes	-19.21%	8.79%	12.13%
1
Effective December 1, 2023, the Fund’s benchmark index will change from the Wilshire 4500 Completion Index to the Victory Extended Market Index. The Fund believes that the new index, which tracks the parent index VettaFi US Equity 3000 Index, more closely reflects the Fund’s investment strategies.
4.
On the Effective Date, the Victory 500 Index Fund will revise its principal investment strategy as described below. The second paragraph found under the “Principal Investment Strategy” section on page 7 of the Prospectus is deleted in its entirety and replaced with the following:
The Index is a market-cap weighted index that consists of the largest 500 companies within the VettaFi US Equity 3000 IndexSM (“Parent Index”). The Parent Index measures the performance of the largest 3000 U.S. equity securities with readily available price data. In seeking to track the performance of the Index, the Fund attempts to allocate investments among stocks in approximately the same weightings as the Index, beginning with the stocks that make up the larger portion of the Index’s value. The Fund is rebalanced as required to reflect index changes and to accommodate Fund cash flows. The Fund may exclude or remove any Index stock that it believes is illiquid or has been impaired by financial conditions or other extraordinary events.
5.
The first and second paragraphs found under “A Brief Description of the Indices” on page 21 of the Prospectus are deleted in their entirety and replaced with the following:
VettaFi LLC Indexes
The VettaFi US Equity 3000 Index is the property of VettaFi LLC and has been licensed for use by Victory Capital Management Inc. (“Victory Capital”) in connection with the Victory Extended Market Index and the Victory 500 Index (the “Indexes”).
The Funds are not issued, sponsored, endorsed, sold, or promoted by VettaFi LLC or its affiliates (collectively, “VettaFi”) or any of its index calculations agents, if any. VettaFi makes no representation or warranty, express or implied, to the purchasers or owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexex to track general market performance. VettaFi is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. VettaFi has no obligation or liability in connection with the issuance, administration, marketing, or trading of the Funds.
Neither VettaFi nor any of its index calculation agents, if any, guarantee the accuracy and/or completeness of the Indexes or any data included therein and neither VettaFi nor its agents shall have any liability for any errors, omissions, interruptions, or defects therein. VettaFi makes no warranty, express or implied, representations or promises, as to results to be obtained by Victory Capital or any other person or entity from the use of the Indexes or any data included therein. VettaFi makes no express or implied warranties, representations or promises, regarding the originality, merchantability, suitability, or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall VettaFi or its index calculation agents, if any, have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.
The Victory Extended Market Index and the Victory US Large Cap 500 Index are custom indexes powered by VettaFi. Each stock in the respective index contributes to the index in the same proportion as the value of its shares. The indexes are reconstituted semi-annually and rebalanced quarterly. Securities that no longer meet eligibility for the index upon rebalancing are omitted. A security also may be removed from an index in between rebalancing if it no longer represents an investable asset due to legal constraints or other independent factors.
6.
The disclosure found on page 77 of the Prospectus relating to Wilshire 4500 Completion Index is deleted in its entirety and replaced with the following:
Additional Information on the VettaFi Index
VettaFi® and the VettaFi US Equity 3000 IndexSM (collectively, the “VettaFi Indexes”)SM are service marks of VettaFi LLC (“VettaFi”) and have been licensed by the Adviser for use by the Victory Extended Market Index Fund and the Victory 500 Index Fund (“Funds”). VettaFi has no relationship with the Funds, other than the licensing of the VettaFi Indexes and service marks for use in connection with the Funds.
VettaFi does not:
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sponsor, endorse, sell, or promote the Funds.
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recommend that any person invest in the Funds or any other securities.
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have any responsibility or liability for or make any decisions about the timing, amount, or pricing of the Funds.
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have any responsibility or liability for the administration, management, or marketing of the Funds.
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consider the needs of the Funds or the owners of the Funds in determining, composing, or calculating the VettaFi Indexes or have any obligation to do so.
VettaFi shall have no liability in connection with the Funds. Specifically,
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VettaFi makes no representation or warranty, express or implied, regarding:
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The results to be obtained by the Funds, the owner of the Funds, or any other person in connection with the use of the VettaFi Indexes and the data included in the VettaFi Indexes;
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The accuracy or completeness of the VettaFi Indexes and any related data;
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The merchantability or the fitness for a particular purpose or use of the VettaFi Indexes and/or any related data;
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VettaFi shall not have any liability for any errors, omissions or interruptions in the VettaFi Indexes or related data;
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Under no circumstances shall VettaFi be liable for any lost profits or indirect, punitive, special, or consequential damages or losses, even if VettaFi knows that they might occur.
The licensing agreement between VettaFi and the Adviser is solely for their benefit and not for the benefit of the owners of the Funds or any other third parties.
If you wish to obtain more information, please call the Victory Funds at (800) 235-8396 or your financial advisor.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Portfolios III
Victory Extended Market Index Fund
(formerly, USAA® Extended Market Index Fund)
Victory 500 Index Fund
(formerly, USAA® 500 Index Fund)
Supplement dated September 29, 2023
to the Statement of Additional Information dated September 1, 2023 (“SAI”)
1.
The second sentence and corresponding footnote of the second paragraph found under “Additional Restrictions” on page 48 of the SAI are deleted and replaced with the following:
The Victory Extended Market Index Fund has an investment policy that requires it to invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Victory Extended Market Index.
2.
The disclosure found under “VICTORY US LARGE CAP 500 INDEX” on page 48 of the SAI is deleted in its entirety and replaced with the following:
Index and Index Provider
The Victory US Large Cap 500 Index (the “Victory 500 Index”) is an unmanaged, market-cap weighted index that consists of the largest 500 companies within the VettaFi US Equity 3000 IndexSM (“Parent Index”). The Parent Index measures the performance of the largest 3000 U.S. equity securities with readily available price data. The Victory 500 Index was created by Victory Capital in conjunction with VettaFi, unaffiliated third-party, and it is currently administered, calculated, and published by VettaFi. VettaFi calculates and disseminates the Victory 500 Index on a daily basis. A description of the Victory 500 Index Fund’s (the “500 Fund”) use of the Victory 500 Index is included in that Fund’s Prospectus under “Principal Investment Strategies,” and additional details about the Victory 500 Index are provided below.
The Victory 500 Index’s performance prior to the first publish date has been back-tested applying the same methodology based on fundamental criteria that was in effect when the Victory 500 Index was first published and is considered hypothetical. The Victory 500 Index is not sponsored by VettaFi or its affiliates.
Rebalancing
The Victory 500 Index is reconstituted semi-annually and rebalanced quarterly. In conjunction with rebalancing, the Victory 500 Index’s rules are applied to its universe of publicly traded securities in order to determine which securities are eligible for inclusion in the Victory 500 Index. New securities are added to the Victory 500 Index only on the rebalancing dates and only securities that comply with the Victory 500 Index’s methodology are eligible to be included in the Victory 500 Index. Securities that no longer meet eligibility for the Victory 500 Index upon rebalancing are omitted.
Maintenance
VettaFi maintains the Victory 500 Index throughout the year, which includes monitoring and adjustments for company additions and deletions, stock splits, corporate restructurings, and other corporate actions. Corporate actions are generally implemented after the close of trading on the day prior to the ex-date of such corporate actions. A security also may be removed from the Victory 500 Index in between rebalancing if it no longer represents an investable asset due to legal constraints or other independent factors.

Warranty; Errors
Neither Victory Capital nor the 500 Fund make any representation or warranty, express or implied, including without limitation to the 500 Fund’s shareholders or any member of the public regarding the advisability of investing in securities generally or in the 500 Fund particularly or the ability of the Victory 500 Index to track general stock market performance. The 500 Fund does not pay a fee to Victory Capital for creating and providing the Victory 500 Index, but the Fund pays a fee to VettaFi for its services. VettaFi has no obligation to take the needs of the 500 Fund’s shareholders into consideration in determining, composing, or calculating the Victory 500 Index.
Neither Victory Capital nor the 500 Fund guarantees the accuracy, completeness, or performance of the Victory 500 Index or the data included therein and shall have no liability in connection with the Victory 500 Index or its calculation, including any errors or omissions in calculating the Victory 500 Index. Errors with respect to the quality, accuracy, and completeness of the data within the Victory 500 Index may occur from time to time and may not be identified and corrected for a period of time, if at all. Any gains, losses, or costs to the 500 Fund as a result of errors in the Index will be borne by the 500 Fund.